Exhibit 99.1

NEWS

For Immediate Release

Editorial Contact: Daphne Kent

614-726-4787

daphne.kent@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS THIRD QUARTER 2010 RESULTS

Third Quarter Revenues of $193.0 Million &

19.7% Growth in License Revenues

ALISO VIEJO, Calif., October 28, 2010 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended September 30, 2010. Total revenues were $193.0 million, a 13.0% increase compared to the prior year’s third quarter revenue of $170.8 million, while license revenues grew 19.7% to $80.6 million. Total revenues for the nine months ended September 30, 2010, were $550.3 million, a 9.9% increase compared to $500.7 million for the same period in 2009. Operating margins increased to 16.9% and 16.2% for the three and nine months ended September 30, 2010, respectively, as compared to (1.2)% and 7.6% for the three and nine months ended September 30, 2009, respectively. On a non-GAAP basis, operating margin was 24.5% and 23.3% for the three and nine months ended September 30, 2010.

Cash and investments at September 30, 2010, totaled $410.2 million, a decrease of $29.0 million over the comparable balance at June 30, 2010. The decrease was primarily due to cash paid for our recent acquisitions of Völcker Informatik and Surgient, Inc. Cash flow from operations was $22.0 million for the three months ended September 30, 2010.

Quest Software Reports Third Quarter 2010 Results – page 2 of 11

“Our third quarter performance represents the latest in a string of strong quarters with solid growth in license revenue and earnings per share,” said Doug Garn, President and CEO of Quest Software. “The results confirm that both new and existing customers continue to recognize value across our product portfolio — voting with their wallets by choosing Quest.”

GAAP Results

Quest Software’s net income for the third quarter of 2010 was $28.5 million, or $0.31 per fully diluted share. This compares to net income of $2.9 million, or $0.03 per share on a fully diluted basis, for the third quarter of 2009. Operating margins increased year-over-year from (1.2)% to 16.9% in the third quarter, resulting in operating income of $32.6 million, which compares to an operating loss of $2.0 million for the corresponding period in 2009. Net income for the nine months ended September 30, 2010, was $61.5 million, or $0.66 per fully diluted share compared to net income of $33.3 million, or $0.35 per fully diluted share for the same period in 2009.

Non-GAAP Results

On a non-GAAP basis, net income for the third quarter of 2010 was $36.7 million, or $0.39 per fully diluted share. This compares to non-GAAP net income of $31.2 million, or $0.34 per share on a fully diluted basis, for the third quarter of 2009. The non-GAAP operating margin was 24.5% in the third quarter of 2010, resulting in non-GAAP operating income of $47.4 million, compared to non-GAAP operating margin and operating income of 24.3% and $41.6 million, respectively, for the corresponding period in 2009. For the nine months ended September 30, 2010, non-GAAP net income was $90.2 million, or $0.98 per fully diluted share. This compares to non-GAAP net income of $80.8 million, or $0.86 per fully diluted share, for the nine months ended September 30, 2009. The non-GAAP operating margin was 23.3% for the nine months ended September 30, 2010, resulting in non-GAAP operating income of $128.5 million, compared to non-GAAP operating margin and operating income of 21.4% and $107.4 million, respectively, in the comparable period of 2009.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, stock-based compensation expenses, acquisition related costs, patent infringement litigation costs and expenses associated with our completed stock option investigation. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses

Quest Software Reports Third Quarter 2010 Results – page 3 of 11 non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Third Quarter 2010 Conference Call Information

Quest Software will host a conference call today, Thursday, October 28, 2010, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest Software’s website in the Investor Relations section at www.quest.com/company/investor-relations.aspx. A webcast replay will be available on the same website through October 28, 2011. An audio replay of the conference call will also be available through November 4, 2010, by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 1599416.

About Quest Software, Inc.

Quest Software (Nasdaq: QSFT) simplifies and reduces the cost of managing IT for more than 100,000 customers worldwide. Our innovative solutions make solving the toughest IT management problems easier, enabling customers to save time and money across physical, virtual and cloud environments. For more information about Quest solutions for application management, database management, Windows management, virtualization management, and IT management, go to www.quest.com.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Quest Software Reports Third Quarter 2010 Results – page 4 of 11

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest Software’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including the Annual Report on Form 10-K for the year ended December 31, 2009, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Web Links Referenced in this Release:

Quest Software, Inc.: www.quest.com

application management: http://www.quest.com/application-monitoring/

database management: http://www.quest.com/database-management/

Windows management: http://www.quest.com/windows-management/

virtualization management: http://www.quest.com/virtualization/

IT management: http://www.quest.com/

Quest Software Reports Third Quarter 2010 Results – page 5 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2010	2009	2010	2009
Revenues:
Licenses	$80,582	$67,323	$222,663	$191,333
Services	112,460	103,526	327,652	309,371

Total revenues	193,042	170,849	550,315	500,704
Cost of revenues:
Licenses	2,465	2,197	6,178	5,740
Services	16,907	14,607	47,267	42,867
Amortization of purchased technology	4,105	4,983	12,564	14,924

Total cost of revenues	23,477	21,787	66,009	63,531

Gross profit	169,565	149,062	484,306	437,173
Operating expenses:
Sales and marketing	74,107	64,704	214,529	196,732
Research and development	38,124	34,721	110,140	107,928
General and administrative	21,585	18,971	60,758	55,170
Litigation loss provision	—	29,400	—	29,400
Amortization of other purchased intangible assets	3,186	3,258	9,512	9,925

Total operating expenses	137,002	151,054	394,939	399,155

Income (loss) from operations	32,563	(1,992)	89,367	38,018
Other income (expense), net	1,743	2,703	(5,706)	3,338

Income before income tax provision (benefit)	34,306	711	83,661	41,356
Income tax provision (benefit)	5,805	(2,238)	22,158	8,019

Net income	$28,501	$2,949	$61,503	$33,337

Net income per share:
Basic	$0.31	$0.03	$0.68	$0.36

Diluted	$0.31	$0.03	$0.66	$0.35

Weighted average shares:
Basic	90,540	88,968	89,883	92,540
Diluted	93,161	91,846	92,522	94,483

Quest Software Reports Third Quarter 2010 Results – page 6 of 11

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, stock-based compensation expenses, acquisition related costs, patent infringement litigation costs and expenses associated with our completed stock option investigation. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations and acquisition related costs, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports Third Quarter 2010 Results – page 7 of 11

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•

Litigation expenses arising from our ongoing patent litigation, as well as litigation expenses from our completed stock option investigation which included expenses incurred for outside legal fees and costs, consulting services and other professional fees, and indemnification expenses for current and former directors and officers. Because these expenses were non-recurring, the Company believes they are not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to them.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

Quest Software Reports Third Quarter 2010 Results – page 8 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended Sep 30		Nine Months Ended Sep 30
	2010	2009	2010	2009
GAAP total cost of revenues	$23,477	$21,787	$66,009	$63,531
Amortization of purchased technology	(4,105)	(4,983)	(12,564)	(14,924)
Stock-based compensation expense	(329)	(185)	(711)	(521)

Non-GAAP total cost of revenues	$19,043	$16,619	$52,734	$48,086

GAAP gross profit	$169,565	$149,062	$484,306	$437,173
Amortization of purchased technology	4,105	4,983	12,564	14,924
Stock-based compensation expense	329	185	711	521

Non-GAAP gross profit	$173,999	$154,230	$497,581	$452,618

GAAP income (loss) from operations	$32,563	$(1,992)	$89,367	$38,018
Amortization of purchased technology	4,105	4,983	12,564	14,924
Amortization of other purchased intangible assets	3,186	3,258	9,512	9,925
Stock-based compensation expense	6,356	4,034	15,526	11,365
Professional fees relating to our previous restatement	96	1,893	272	3,611
Litigation loss provision	-	29,400	-	29,400
Patent infringement litigation costs	498	-	498	-
Acquisition related costs	550	16	742	120

Non-GAAP income from operations	$47,354	$41,592	$128,481	$107,363

GAAP net income	$28,501	$2,949	$61,503	$33,337
Amortization of purchased technology	4,105	4,983	12,564	14,924
Amortization of other purchased intangible assets	3,186	3,258	9,512	9,925
Stock-based compensation expense	6,356	4,034	15,526	11,365
Professional fees relating to our previous restatement	96	1,893	272	3,611
Litigation loss provision	-	29,400	-	29,400
Patent infringement litigation costs	498	-	498	-
Acquisition related costs	550	16	742	120
Tax effect of these adjustments	(6,582)	(15,349)	(10,402)	(21,860)

Non-GAAP net income	$36,710	$31,184	$90,215	$80,822

GAAP net income per basic share	$0.31	$0.03	$0.68	$0.36
Amortization of purchased technology	0.05	0.05	0.14	0.16
Amortization of other purchased intangible assets	0.04	0.04	0.11	0.11
Stock-based compensation expense	0.07	0.05	0.17	0.12
Professional fees relating to our previous restatement	0.00	0.02	0.00	0.04
Litigation loss provision	-	0.33	-	0.32
Patent infringement litigation costs	0.01	-	0.01	-
Acquisition related costs	0.01	-	0.01	-
Tax effect of these adjustments	(0.07)	(0.17)	(0.12)	(0.24)

Non-GAAP net income per basic share	$0.41	$0.35	$1.00	$0.87

Shares used in basic per share amounts	90,540	88,968	89,883	92,540

GAAP net income per fully diluted share	$0.31	$0.03	$0.66	$0.35
Amortization of purchased technology	0.04	0.05	0.14	0.16
Amortization of other purchased intangible assets	0.03	0.04	0.10	0.11
Stock-based compensation expense	0.07	0.05	0.17	0.12
Professional fees relating to our previous restatement	0.00	0.02	0.00	0.04
Litigation loss provision	-	0.32	-	0.31
Patent infringement litigation costs	0.01	-	0.01	-
Acquisition related costs	0.01	-	0.01	-
Tax effect of these adjustments	(0.07)	(0.17)	(0.11)	(0.23)

Non-GAAP net income per fully diluted share	$0.39	$0.34	$0.98	$0.86

Shares used in fully diluted per share amounts	93,161	91,846	92,522	94,483

Quest Software Reports Third Quarter 2010 Results – page 9 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2010
	Sales and Marketing	Research and Development	General and Administrative	Litigation Loss Provision	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$74,107	$38,124	$21,585	$-	$3,186	$137,002
Amortization—other purchased intangible assets	-	-	-	-	(3,186)	(3,186)
Stock-based compensation expense	(1,991)	(2,336)	(1,700)	-	-	(6,027)
Litigation loss provision	-	-	-	-	-	-
Professional fees for our previous restatement	-	-	(96)	-	-	(96)
Patent infringement litigation costs	-	-	(498)	-	-	(498)
Acquisition related costs	-	-	(550)	-	-	(550)

Non-GAAP operating expenses	$72,116	$35,788	$18,741	$-	$-	$126,645

	Three Months Ended September 30, 2009
	Sales and Marketing	Research and Development	General and Administrative	Litigation Loss Provision	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$64,704	$34,721	$18,971	$29,400	$3,258	$151,054
Amortization—other purchased intangible assets	-	-	-	-	(3,258)	(3,258)
Stock-based compensation expense	(1,047)	(1,473)	(1,329)	-	-	(3,849)
Professional fees for our previous restatement	-	-	(1,893)	-	-	(1,893)
Litigation loss provision	-	-	-	(29,400)	-	(29,400)
Acquisition related costs	-	-	(16)	-	-	(16)

Non-GAAP operating expenses	$63,657	$33,248	$15,733	$-	$-	$112,638

	Nine Months Ended September 30, 2010
	Sales and Marketing	Research and Development	General and Administrative	Litigation Loss Provision	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$214,529	$110,140	$60,758	$-	$9,512	$394,939
Amortization—other purchased intangible assets	-	-	-	-	(9,512)	(9,512)
Stock-based compensation expense	(4,352)	(5,346)	(5,117)	-	-	(14,815)
Professional fees for our previous restatement	-	-	(272)	-	-	(272)
Litigation loss provision	-	-	-	-	-	-
Patent infringement litigation costs	-	-	(498)	-	-	(498)
Acquisition related costs	-	-	(742)	-	-	(742)

Non-GAAP operating expenses	$210,177	$104,794	$54,129	$-	$-	$369,100

	Nine Months Ended September 30, 2009
	Sales and Marketing	Research and Development	General and Administrative	Litigation Loss Provision	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$196,732	$107,928	$55,170	$29,400	$9,925	$399,155
Amortization—other purchased intangible assets	-	-	-	-	(9,925)	(9,925)
Stock-based compensation expense	(3,768)	(4,074)	(3,002)	-	-	(10,844)
Professional fees for our previous restatement	-	-	(3,611)	-	-	(3,611)
Litigation loss provision	-	-	-	(29,400)	-	(29,400)
Acquisition related costs	-	-	(120)	-	-	(120)

Non-GAAP operating expenses	$192,964	$103,854	$48,437	$-	$-	$345,255

Quest Software Reports Third Quarter 2010 Results – page 10 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30 2010	December 31 2009
ASSETS
Current assets:
Cash and cash equivalents	$237,266	$292,940
Short-term investments	91,409	90,109
Accounts receivable, net	144,173	157,534
Prepaid expenses and other current assets	31,015	32,974
Deferred income taxes	11,135	11,832

Total current assets	514,998	585,389
Property and equipment, net	72,101	70,051
Long-term investments	81,513	2,411
Intangible assets, net	67,824	76,072
Goodwill	705,374	670,481
Deferred income taxes	42,200	34,127
Other assets	26,914	26,607

Total assets	$1,510,924	$1,465,138

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,159	$3,714
Accrued compensation	45,551	45,831
Other accrued expenses	33,112	31,902
Loans payable	553	32,602
Deferred revenue	292,760	285,907

Total current liabilities	377,135	399,956

Long-term liabilities:
Deferred revenue	86,266	86,231
Income taxes payable	43,716	44,433
Loans payable	32,876	33,292
Other long-term liabilities	9,087	8,434

Total long-term liabilities	171,945	172,390

Total liabilities	549,080	572,346
Stockholders’ equity	961,844	892,792

Total liabilities and stockholders’ equity	$1,510,924	$1,465,138

Quest Software Reports Third Quarter 2010 Results – page 11 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2010	2009	2010	2009
Cash flows from operating activities:
Net income	$28,501	$2,949	$61,503	$33,337
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,714	11,950	32,493	36,596
Compensation expense associated with share-based payments	6,355	4,035	15,526	11,366
Deferred income taxes	212	(2,608)	5,237	1,184
Excess tax benefit related to stock-based compensation	(893)	(347)	(2,211)	(639)
Provision for bad debts	110	59	641	120
Litigation loss provision	—	29,400	—	29,400
Other non-cash adjustments, net	217	(202)	370	(544)
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(19,010)	(11,936)	14,248	32,128
Prepaid expenses and other current assets	(873)	(844)	3,357	(34)
Other assets	(251)	2,337	1,704	1,687
Accounts payable	1,759	1,310	1,371	(1,988)
Accrued compensation	2,821	(652)	(4,294)	(7,691)
Other accrued expenses	2,234	(1,126)	(1,817)	(10,584)
Income taxes payable	(15,884)	(1,973)	(7,165)	(8,280)
Deferred revenue	6,250	10,436	3,161	(3,733)
Other liabilities	(231)	481	(1,513)	3,508

Net cash provided by operating activities	22,031	43,269	122,611	115,833

Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired	(55,029)	—	(55,029)	—
Purchases of property and equipment	(4,434)	(4,337)	(11,265)	(8,277)
Cash paid for software rights	(2,229)	—	(2,229)	—
Change in restricted cash	(107)	26	767	1,690
Purchases of cost method investments	—	—	—	(3,000)
Purchases of investment securities	(83,910)	(11,993)	(216,193)	(11,993)
Sales and maturities of investment securities	32,076	749	139,322	1,289
Notes receivable from a cost method investee	—	—	(2,000)	—
Acquisition related cash payments	(1,048)	(96)	(2,029)	(96)

Net cash used in investing activities	(114,681)	(15,651)	(148,656)	(20,387)

Cash flows from financing activities:
Proceeds from loans payable	—	68,428	—	68,428
Repayment of loans payable	(127)	(782)	(32,466)	(782)
Repurchases of common stock	—	(97,203)	(37,373)	(101,119)
Repayment of capital lease obligations	(57)	(67)	(190)	(193)
Cash paid for line of credit fees	—	—	—	(1,979)
Proceeds from the exercise of stock options	13,974	22,937	37,271	27,600
Excess tax benefit related to share-based compensation	893	347	2,211	639

Net cash provided by (used in) financing activities	14,683	(6,340)	(30,547)	(7,406)

Effect of exchange rate changes on cash and cash equivalents	(915)	(853)	918	(470)

Net (decrease) increase in cash and cash equivalents	(78,882)	20,425	(55,674)	87,570
Cash and cash equivalents, beginning of period	316,148	283,040	292,940	215,895

Cash and cash equivalents, end of period	$237,266	$303,465	$237,266	$303,465